PerkinElmer Introduction for Exhibit 99.2

Factors Affecting Future Performance
This presentation contains "forward-looking" statements within the meaning of the Private
Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to estimates and projections of future earnings per share and revenue growth and other financial results, developments relating to our customers and end-markets, and plans concerning business development opportunities. Words such as "believes," "intends,"
"anticipates," "plans," "expects," “projects,” “forecasts,” "will" and similar expressions, and references to guidance, are intended to identify forward-looking statements.  Such statements are based on management’s current assumptions and expectations and no assurances can be given that our assumptions or expectations will prove to be correct.  A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements.  These factors include, without limitation: (1) our failure to introduce new products in a timely manner; (2) our ability to execute acquisitions and license technologies, or to successfully integrate acquired businesses and licensed technologies into our existing business or to make them profitable;
(3) our failure to protect adequately our intellectual property; (4) the loss of any of our licenses or licensed rights; (5) our ability to compete effectively; (6) fluctuation in our quarterly operating results and our ability to adjust our operations to address unexpected changes; (7) our ability to produce an adequate quantity of products to meet our customers’
demands; (8) our failure to maintain compliance with applicable government regulations; (9)
regulatory changes; (10) economic, political and other risks associated with foreign operations; (11) our ability to retain key personnel; (12) restrictions in our credit agreement;
(13) our ability to realize the full value of our intangible assets; and (14) other factors which we describe under the caption “Risk Factors” in our most recent annual report on Form 10-K and in our most recent quarterly report on Form 10-Q and in our other filings  with the
Securities and Exchange Commission. We disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

Agenda
PerkinElmer Introduction
Genetic Screening Overview
Employees:  Our Most Valued
Asset
Integration Process Overview
Questions and Answers
Rob Friel,
President and COO
Ann-Christine Sundell,
President, Genetic Screening
John Letcher,
VP, Human Resources
Bill McKenzie,
Integration Process Leader
All

Page 4 PerkinElmer is… A global technology leader driving growth and innovation in Health Sciences and Photonics markets to improve the quality of life.

Genetic Screening
Services
Biopharma
Environmental
Medical Imaging
…a leading Health Sciences company
Optical Components
Photonics
17%
Diagnostics
20%
Detection & Analysis Systems
63%
2007E Revenue $1.7B
Health Sciences
(83%)
PerkinElmer is…

PerkinElmer has broad global reach…
Europe
36%
Americas
45%
Asia
19%
…with significant recurring revenue base
8,500 Employees
Americas  35%
Europe
26%
Asia  39%
Revenue Mix Global Revenue Base
Non
Recurring
50%
Recurring
50%
Consumables
Service
Contracts
20%
18%
12%

Genetic Screening Overview Ann-Christine Sundell President, Genetic Screening

PerkinElmer Genetic Screening…
“…to reach out and touch every individual worldwide,
not once or twice, but several times during a lifetime,
to prevent serious disorders…”
Neonatal Screening
Prenatal Screening
Maternal Health
Pre
22%
Neo
60%
MDx/CDx
18%
Europe
33%
Americas
61%
Asia
6%
Molecular Diagnostics
Clinical Diagnostics
…the leader in prenatal and neonatal care

PerkinElmer precisely.

SPECTRAL GENOMICS

NTD LABS
A PerkinElmer Company

PerkinElmer precisely.

VIACELL

SPECTRAL GENOMICS

Genetic screening focused on healthy mothers and babies…
…multiple touch points and tests
Preconception
Prenatal / Maternal
Childhood
Neonatal
Est. Market
Potential
~$0.5B ~$1B+ ~$1B+ ~$0.5B
PKI Capabilities
Tools
x x x x
Content
x (future)
x x
x (future)
Service
x x
Market
CAGR
15-20%

Promoting healthy pregnancies…
Every 3½
minutes
a baby is born
with a
birth defect
• Maternal factors
• Genetic factors
• >50% unknowns
Parental
Fetus
Maternal
Neonate
Child
1. Developmental / learning disabilities
2. Growth/metabolic disturbance
1. Metabolic disorders
2. Genetic disorders
1. Preeclampsia
2. Preterm birth
1. Trisomies 21, 18, 13,
1. Genetic Carrier testing
…satisfying parents need to “know more”

PerkinElmer precisely.

PerkinElmer precisely.

VIACELL

ViaCell and PerkinElmer…
World leader in neonatal genetic
screening…ability to screen for over
50 disorders
Global leader in first trimester
prenatal genetic screening
Proprietary markers for pregnancy
related disorders in development
Emerging Cytogenetic/Mol Dx
capabilities
Global reach…sales channel and
research network
A leader in umbilical cord stem
cell preservation…indicated for
over 40 treatable diseases
Strong OB/GYN sales and
marketing organization
Well established presence in the
direct-to-patient marketing
channel
…a winning combination!
A leader in prenatal and neonatal
health

Employees: Our Most Valuable Asset John Letcher Vice President, Human Resources

What you can expect (after the deal closes)
No immediate change to jobs
Move to PerkinElmer benefits
immediately or as soon as
practical
No changes to existing base
salaries and 2007 incentive plans
ViaCell stock options vest 100%
and will be paid out
PerkinElmer is excited to have you join us!

Our eight Leadership Values ...
Vision & Purpose ... Clear, Sound & Well Communicated Strategies
Ethics & Integrity ... Unquestioned Principles and Behaviors
Bias for Action ... Speed, Great Sense of Urgency
Teamwork ... Boundaryless Behaviors, Unfailing Commitment
Innovation ... Continuous Improvement, Creative Problem Solving
Develop People ... Clear Structure, Deep Organization Bench, Promote Learning
Customer Commitment ... Continually Meets Customer Requirements & Strives to Exceed Expectations
Performance ... Consistently Meet Aggressive Goals

What’s in this for me?
Exciting jobs and career development
Products and services that help people
Competitive salary and benefits:
Incentive plans
401k savings plan
Medical, Dental, Vision,
Life Insurance
Employee Stock
Purchase Plans
Strong leadership
A learning organization

Integration Process Overview Bill McKenzie Integration Process Leader

Overview of Integration Process: Critical Success Factors
You are our biggest asset
Planning is everything
Maintain the balance between
integration & external activities
Prioritize and sweat the details
Deal with issues immediately
Over- communicate
Have fun!
People, Values, Culture
Systems & Processes
Thoughtful Planning
Decisive Execution
Communications
The integration will focus on identifying synergies and opportunities in business, process, skills and channels that can be leveraged to drive growth
It’s about building a better business, a better future!
Learnings & Best Practices

COMMUNICATE
First TERM ACTION PLAN
Second TERM ACTION PLAN
Third TERM ACTION PLAN

Overview of Integration Process: The Process
Oct–Nov 07
6-24 months Close the project
PKI & ViaCell Execs A-C Sundell
Mary Thistle
Bill McKenzie
Team Leaders
Welcome to the team!
Representatives from:
• Sales & Marketing
• Finance & Admin.
• R&D & Operations
• Human Resources
• IT
• Other functions
Charter the Team
& Develop the Plan
Execute the plan
& Communicate Progress
Celebrate Success
Executive Owner
Steering team

What’s next?
Filings will be made to initiate the formal tender process and seek regulatory approvals
Tender offer is open for at least 20 business days
Upon successful close of tender, ViaCell would become a
subsidiary of PerkinElmer
The integration process then would begin
Until the transaction is completed, it’s “business as usual.”
Stay focused on serving your customers!

Page 19 Questions? All employee-related questions between now and close should be funneled through Kathleen Hayes or Mary Thistle… answers will be sent as quickly as possible

Important Additional Information Will Be Filed with the Securities
Exchange Commission (SEC)
This document is neither an offer to purchase nor a solicitation of an offer to sell shares of ViaCell, Inc. PerkinElmer has not commenced the tender offer for shares of ViaCell stock described in this document.
At the time the tender offer is commenced, PerkinElmer will file with the SEC and mail to ViaCell’s stockholders a Tender Offer Statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents, and ViaCell will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 in
connection with the transaction. These will contain important information about
PerkinElmer, ViaCell, the transaction and other related matters. Investors and security holders are urged to read each of these documents carefully when they are available.
Investors and security holders will be able to obtain free copies of the Tender Offer
Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by PerkinElmer and ViaCell through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents by contacting the
Investor Relations departments of PerkinElmer or ViaCell.